UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 29, 2005

JUNO LIGHTING, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11631	36-2852993

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)
incorporation)

1300 S. Wolf Road P.O. Box 5065, Des Plaines Illinois	60017-5065

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(847) 827-9880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Agreement and Plan of Merger
Termination Agreement
Stockholders Voting Agreement
Joint Press Release

Item 1.01 Entry into a Material Definitive Agreement

The Merger Agreement

     On June 29, 2005, Juno Lighting, Inc., a Delaware corporation (“Juno”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Square D Company, a Delaware corporation (“Square D”), Hera Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and solely for the purposes of Article IV and Section 9.12 of the Merger Agreement, Schneider Electric SA. The Merger Agreement contemplates that, subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Juno, with Juno continuing after the merger as the surviving corporation and a wholly owned subsidiary of Square D (the “Merger”).

     Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock of Juno will be converted into the right to receive U.S.$44.00 in cash, and each outstanding share of Juno’s preferred stock will be converted into the right to receive cash in the amount equal to the product of U.S.$44.00 times the number of shares of common stock into which such shares of preferred stock are convertible. Immediately prior to the closing of the transaction, Juno will pay the cash dividend required by Juno’s certificate of incorporation to the holders of the preferred stock in the amount of the accumulated but unpaid dividends on those shares.

     The Board of Directors of Juno (the “Board”) has unanimously approved the Merger Agreement. Juno and Square D have made customary representations, warranties and covenants in the Merger Agreement. Juno’s covenants include that (i) Juno will conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the effective time of the Merger, (ii) Juno will not engage in certain kinds of transactions during such period, (iii) Juno will cause a meeting of the Juno stockholders to be held to consider adoption of the Merger Agreement, (iv) subject to certain customary exceptions, the Board will recommend adoption by its stockholders of the Merger Agreement, (v) Juno will not solicit proposals relating to alternative business combination transactions, and (vi) subject to certain exceptions, Juno will not enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

     Juno intends to file a proxy statement in connection with the meeting of Juno stockholders to be held with respect to the proposed Merger. Completion of the Merger is subject to customary closing conditions, including (i) the adoption of the Merger Agreement by Juno’s stockholders; (ii) expiration or termination of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act; and (iii) absence of any order or injunction prohibiting the consummation of the Merger. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including with respect to (i) the accuracy of the representations and warranties of the other party and (ii) compliance of the other party with its covenants.

     The Merger Agreement contains certain termination rights for both Square D and Juno, and further provides that, upon termination of the Merger Agreement under specified circumstances, Juno may be required to pay Square D a termination fee and/or its expenses.

     The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement provides investors with information regarding its terms. It is not intended to provide any other factual information about Square D or Juno. The Merger Agreement contains representations and warranties of each of Square D and Juno. The assertions embodied in the Juno representations and warranties are qualified by information in a confidential disclosure schedule that Juno delivered in connection with signing the Merger Agreement. The disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. The parties reserve the right to, but are not obligated to, revise the Merger Agreement or the disclosure schedules. Accordingly, investors should not rely on the representation and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

     In connection with the execution of the Merger Agreement, Juno’s majority stockholders, Fremont Investors I, L.L.C., Fremont Partners I CS, L.L.C. and Fremont Partners, L.L.C. (collectively “Fremont”), entered into a Stockholders Voting Agreement with Square D (the “Stockholders Voting Agreement”), pursuant to which, among other things, Fremont agreed with Square D to vote in favor of the Merger and agreed not to dispose of any of its Juno common or preferred stock prior to the consummation of the Merger. The Stockholders Voting Agreement will terminate upon the earlier of the consummation of the Merger or the termination of the Merger Agreement, or upon mutual agreement of Square D and Fremont. This description of the Stockholders Voting Agreement is qualified in its entirety by the terms and conditions of the Stockholders Voting Agreement, which is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

The Management Sale Incentive Plan

     Concurrent with approving the Merger Agreement, the Board approved and adopted the Management Sale Incentive Plan (the “Management Incentive Plan”) on June 29, 2005. The Management Incentive Plan allows the Board to grant cash awards to certain management employees, including named executive officers, to reward them for their performance in the sale of Juno and to provide a financial incentive to such individuals to remain in the long-term employ of Juno. Eight employees are eligible to participate in the Management Incentive Plan, and the maximum aggregate amount of awards payable under the Management Incentive Plan is $2.4 million. Pursuant to the terms of the Management Incentive Plan, if the following executive officers either remain in their employment with Juno for one year after the Merger or are terminated by Juno for other than cause or terminate their employment for good reason (as those terms are defined in the Management Incentive Plan), they will be eligible to receive cash awards as follows: T. Tracy Bilbrough, President and Chief Executive Officer, $750,000; Glenn R. Bordfeld, Executive Vice President and Chief Operating Officer, $600,000; George J. Bilek, Executive Vice President, Chief Financial Officer, Secretary and Treasurer, $600,000; William Allen Fromm, Executive Vice President, Operations, $600,000; and Charles F. Huber, Senior

Vice President, Engineering and Product Management, $180,000. Payment of awards due under the Management Incentive Plan will be made, less applicable withholding, within ten days following the earlier of the anniversary of the Merger and the termination of the participant’s employment by Juno for other than cause or by the participant for good reason.

The Severance Pay Plan for Designated Employees

     Concurrent with approving the Merger Agreement, the Board also approved and adopted the Severance Pay Plan for Designated Employees (the “Severance Plan”) on June 29, 2005. The Severance Plan generally provides that if a participant’s employment is terminated (other than for cause or by the participant for good reason, as those terms are defined in the Severance Plan) during the two-year period after completion of the Merger, such participant will be entitled to severance payments and other benefits composed of the following: (i) two times the sum of the participant’s annual base salary and annual incentive bonus under Juno’s 2003 Incentive Compensation Plan for the year immediately preceding the year in which the severance occurs (but not less than the amount paid pursuant to the terms of that plan in effect immediately prior to the Merger), (ii) the participant’s target annual incentive bonus pursuant to Juno’s 2003 Incentive Compensation Plan that would have otherwise been payable for the year in which the severance occurred, prorated, if applicable, to reflect a partial year of employment, (iii) group health insurance premiums for up to two years if the participant has timely elected COBRA coverage, (iv) life insurance coverage for two years and (v) up to $15,000 in outplacement services. To be eligible for payments and benefits under the Severance Plan, participants must execute a waiver and release of claims satisfactory to Juno. All payments under the Severance Plan will be made, less applicable withholding and less any amounts paid to the participant pursuant to the Worker Adjustment and Retraining Notification Act (and any similar statute or regulation), generally within 45 days after the participant’s termination of employment. The following executive officers are participants in the Severance Plan: Mr. Bilbrough, Mr. Bordfeld, Mr. Bilek, Mr. Fromm and Mr. Huber. Five other employees are also participants under the Severance Plan.

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the proposed Merger described in this current report. Juno intends to file a proxy statement and other relevant documents related to the proposed Merger with the Securities and Exchange Commission (“SEC”), and the proxy statement will be mailed to the stockholders of Juno. JUNO STOCKHOLDERS ARE URGED TO READ JUNO’S PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, and Juno stockholders and investors may obtain free copies of the documents filed with the SEC by Juno (when they are available) from its corporate website at www.junolighting.com or by directing a request by mail or telephone to Juno Lighting, Inc., 1300 S. Wolf Road, PO Box 5065, Des Plaines, IL 60017-5065, Attention: Chief Financial Officer, Telephone: 847-827-9880.

Participants in Solicitation

Juno and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from stockholders of Juno in connection with the proposed Merger. Information regarding the interests of such “participants” will be set forth in Juno’s proxy statement regarding the Merger when it becomes available. Information regarding certain of these persons and their beneficial ownership of common stock and preferred stock of Juno as of March 15, 2005 is also set forth in the proxy statement for Juno’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2005, and Juno’s annual report on Form 10-K for the fiscal year ended November 30, 2004, which was filed with the SEC on February 25, 2005. These documents are or will be available free of charge, at the SEC’s web site, www.sec.gov, and Juno stockholders and investors may obtain free copies of the documents filed with the SEC by Juno (when they are available) from its corporate website at www.junolighting.com or by directing a request by mail or telephone to Juno Lighting, Inc., 1300 S. Wolf Road, PO Box 5065, Des Plaines, IL 60017-5065, Attention: Chief Financial Officer, Telephone: 847-827-9880.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed Merger and all other statements in this current report other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Juno may not be able to complete the proposed Merger on the terms described above or other acceptable terms or at all. Potential risks and uncertainties regarding the acquisition include, among others, the required receipt of necessary regulatory approvals, including under applicable antitrust laws, other conditions to the closing of the proposed Merger, the possibility that the transaction will not close or that the closing may be delayed and the effect of the announcement of the proposed Merger on Juno’s customer relationships, operating results and business generally, including the ability to retain key employees. Certain of these factors, and other factors that may affect the business or financial results of Juno are described in Juno’s filings with the SEC, including Juno’s annual report on Form 10-K for the fiscal year ended November 30, 2004.

Item 1.02 Termination of a Material Definitive Agreement

The Termination Agreement

     In connection with the proposed Merger, on June 29, 2005, Juno entered into a Termination Agreement (the “Termination Agreement”) with Fremont Partners, L.L.C., pursuant to which the Management Services Agreement, dated June 30, 1999, by and between Juno and Fremont Partners, L.L.C. shall be terminated and of no further effect (other than certain provisions, including those relating to indemnification by Juno of Fremont) no later than the consummation of the Merger. The Termination Agreement also includes a mutual release of claims by Juno and Fremont. This description of the Termination Agreement is qualified in its entirety by the terms and conditions of the Termination Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 8.01 Other Events

     On June 30, 2005, Juno and Schneider Electric issued a joint press release announcing the signing of the Merger Agreement, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

The following exhibits are being furnished as part of this Form 8-K:

Exhibit Number	Description

Exhibit 2.1	Agreement and Plan of Merger by and among Square D Company, Hera Acquisition Corp., Schneider Electric SA and Juno Lighting, Inc., dated as of June 29, 2005.

Exhibit 10.1	Termination Agreement, dated as of June 29, 2005, by and between Juno Lighting, Inc. and Fremont Partners, L.L.C.

Exhibit 99.1	Stockholders Voting Agreement, dated as of June 29, 2005, by and among Square D Company, Fremont Investors I, L.L.C., Fremont Partners I CS, L.L.C. and Fremont Partners, L.L.C.

Exhibit 99.2	Joint Press Release issued by Juno Lighting, Inc. and Schneider Electric, dated June 30, 2005, entitled “Schneider Electric Enhances Position in U.S. with Agreement to Acquire Juno Lighting, Inc., Leader in Commercial and Residential Lighting Fixtures.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE July 1, 2005	BY:	/s/ George J. Bilek

George J. Bilek
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Square D Company, Hera Acquisition Corp., Schneider Electric SA and Juno Lighting, Inc., dated June 29, 2005.
10.1	Termination Agreement, dated as of June 29, 2005, by and between Juno Lighting, Inc. and Fremont Partners, L.L.C.
99.1	Stockholders Voting Agreement, dated as of June 29, 2005, by and among Square D Company, Fremont Investors I, L.L.C., Fremont Partners I CS, L.L.C. and Fremont Partners, L.L.C.
99.2	Joint Press Release issued by Juno Lighting, Inc. and Schneider Electric, dated June 30, 2005, entitled “Schneider Electric Enhances Position in U.S. with Agreement to Acquire Juno Lighting, Inc., Leader in Commercial and Residential Lighting Fixtures.”